UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 6, 2024, Dolphin Entertainment, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff has determined that the Company violated Nasdaq’s voting rights rule set forth in Listing Rule 5640 (the “Voting Rights Rule”) due to the Company’s filing of shareholder-approved amendments to the Company’s articles of incorporation modifying the terms of the Company’s Series C Convertible Preferred Stock (the “Series C”) to increase the number of votes per share of common stock the Series C is convertible into (i) from three votes per share to five votes per share, filed on September 29, 2022 (the “2022 Amendment”) and (ii) from five votes per share to ten votes per share, filed on September 25, 2024 (the “2024 Amendment” and, together with the 2022 Amendment, the “Amendments”). The 2022 Amendment and 2024 Amendment were previously disclosed on Current Reports on Form 8-K filed by the Company on September 29, 2022 and September 27, 2024, respectively.

On October 31, 2024, the Company submitted a plan to regain compliance to the Staff in which the Company proposed to amend the Certificate of the Series C to decrease the voting rights of the Series C to the original voting power of three votes per share of common stock (the “Proposed Amendment”). The Company notified Nasdaq that it plans to call a special meeting of shareholders for the purpose of voting on the Proposed Amendment and expects to file the Proposed Amendment with the office of the Secretary of the State of Florida on or before February 28, 2025 (the “Compliance Date”). As such, based on the Company’s submission, the Staff notified the Company in the Letter that it has determined to grant the Company an extension of time to regain compliance with the Voting Rights Rule by obtaining shareholder approval for the Proposed Amendment and filing the Proposed Amendment with the Secretary of the State of Florida on or before the Compliance Date.

The Letter has no immediate impact on the listing of the Company’s securities, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the Letter by the Compliance Date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: November 8, 2024	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer